CIM Real Assets & Credit Fund
Schedule of Investments
December 31, 2020

	Maturity Date	Rate	Principal	Value
Bank Loans (62.52%)(a)
Basic Materials (0.90%)
Axalta Coating Systems Dutch Holding B B.V., First Lien B-3 Dollar Term Loan	06/01/2024	3M US L + 1.75%	$123,905	$123,193

Communications (8.75%)
Ancestry.com Operations, Inc., First Lien Initial Term Loan	12/06/2027	1M US L + 4.00%	500,000	501,625
Connect Finco SARL, First Lien Initial Term Loan	12/11/2026	1M US L + 4.50%	248,750	250,194
LogMeIn, Inc., First Lien Initial Term Loan	08/31/2027	3M US L + 4.75%	200,000	199,751
MH Sub I LLC, First Lien 2020 June New Term Loan(b)	09/13/2024	1M US L + 3.75%	249,373	249,373
Total Communications				1,200,943

Consumer, Cyclical (14.63%)
1011778 B.C. ULC, First Lien B-4 Term Loan	11/19/2026	1M US L + 1.75%	198,496	196,078
Academy, Ltd., First Lien Initial Term Loan	11/05/2027	1M US L + 5.00%	500,000	499,875
Aramark Intermediate HoldCo Corp., First Lien U.S. B-3 Term Loan	03/11/2025	1M US L + 1.75%	200,000	198,025
LBM Acquisition LLC, First Lien Initial Term Loan	12/17/2027	3M US L + 3.75%	818,182	819,204
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan	12/17/2027	3M US L + 3.75%	181,818	182,045
United Natural Foods, Inc., First Lien Initial Term Loan	10/22/2025	1M US L + 4.25%	114,495	114,018
Total Consumer, Cyclical				2,009,245

Consumer, Non-cyclical (11.76%)
Bausch Health Companies, Inc., First Lien Initial Term Loan	06/02/2025	1M US L + 3.00%	175,134	174,724
ICH US Intermediate Holdings II, Inc., First Lien Initial Term Loan(b)	12/24/2026	3M US L + 5.75%	987,013	987,940
Sunshine Luxembourg VII SARL, First Lien Facility B1 Term Loan	09/25/2026	3M US L + 4.00%	198,995	200,224
TruGreen LP, First Lien Second Refinancing Term Loan(b)	11/02/2027	1M US L + 4.00%	250,000	251,563
Total Consumer, Non-cyclical				1,614,451

Financial (5.75%)
Asurion LLC, First Lien New B-7 Term Loan	11/03/2024	1M US L + 3.00%	198,473	197,183
Blackhawk Network Holdings, Inc., First Lien Term Loan	06/15/2025	1M US L + 3.00%	198,473	193,729
Broadstreet Partners, Inc., First Lien Tranche B-1 Term Loan(b)	01/27/2027	1M US L + 3.75%	199,000	199,249
Ryan Specialty Group LLC, First Lien Initial Term Loan(b)	07/23/2027	1M US L + 3.25%	199,500	199,500
Total Financial				789,661

	Maturity Date	Rate	Principal	Value
Industrial (9.08%)
Charter NEX US, Inc., First Lien Initial Term Loan	12/01/2027	1M US L + 4.25%	$500,000	$503,187
CP Atlas Buyer, Inc., First Lien Initial Tranche B-1 Term Loan	11/23/2027	3M US L + 4.50%	187,500	188,133
CP Atlas Buyer, Inc., First Lien Initial Tranche B-2 Term Loan	11/23/2027	3M US L + 4.50%	62,500	62,711
Plaze, Inc., First Lien 2020-1 Additional Term Loan(b)	08/03/2026	1M US L + 4.25%	299,250	298,128
TransDigm, Inc., First Lien Tranche E Refinancing Term Loan	05/30/2025	1M US L + 2.25%	198,496	195,013
Total Industrial				1,247,172

Services, Business (3.58%)
Avision Intermediate Holdings, LLC(b)	07/10/2025	L + 8.50%	500,000	491,250

Technology (8.07%)
Applovin Corp., First Lien Initial Term Loan	08/15/2025	1M US L + 3.50%	198,481	198,283
Cornerstone OnDemand, Inc., First Lien Term Loan	04/22/2027	1M US L + 4.25%	189,547	190,697
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan	06/05/2025	3M US L + 4.25%	248,438	251,232
Milano Acquisition Corp., First Lien B Term Loan(b)	10/01/2027	3M US L + 4.00%	300,000	300,687
Xperi Holding Corp., First Lien Initial B Term Loan	06/02/2025	1M US L + 4.00%	166,429	166,984
Total Technology				1,107,883

TOTAL BANK LOANS (Cost $8,423,982)				8,583,798

Collateralized Loan Obligations Debt (40.45%)(a)
Allegro Clo XII, Ltd., Class E(c)	01/21/2032	3M US L + 7.10%	1,000,000	975,000
Flatiron CLO 20, Ltd., Class E(c)	11/20/2033	3M US L + 7.85%	500,000	505,556
LCM LP, Class E(c)	01/20/2032	3M US L + 7.08%	1,250,000	1,237,500
Madison Park Funding XLVII, Ltd., Class E(c)	01/19/2034	3M US L + 7.46%	600,000	606,907
Monroe Capital Mml Clo X, Ltd., Class E(c)	08/20/2031	3M US L + 8.85%	325,000	324,878
OCP CLO 2020-20, Ltd., Class E(c)	10/09/2033	3M US L + 7.66%	500,000	505,747
Park Avenue Institutional Advisers CLO, Ltd. 2017-1, Class D(c)	11/14/2029	3M US L + 6.22%	50,000	48,679
Park Avenue Institutional Advisers CLO, Ltd. 2021-1, Class D(c)	01/20/2034	3M US L + 7.30%	1,000,000	970,000
Regatta Funding LP 2013-2A, Class DR2(c)	01/15/2029	3M US L + 6.95%	400,000	378,972

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $5,426,621)				5,553,239

Collateralized Loan Obligations Equity (1.42%)(a)(d)
LCM LP, Class INC(b)(c)	01/20/2032	Estimated yield of 0.00%	250,000	195,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $195,000)				195,000

	Maturity Date	Rate	Principal	Value
Commercial Mortgage-Backed Securities (9.06%)
Health Care (6.12%)
TWO VA Repack Trust Class B-2, Series B2(b)(c)(e)	11/15/2033	0.00%	$1,811,000	$592,740
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(b)(c)	03/15/2034	13.00%	195,443	247,685
Total Health Care				840,425

Mortgage Securities (2.94%)
CSMC 2020-TMIC, Class C(a)(c)	12/15/2023	1M US L + 6.75%	400,000	403,343

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,213,252)				1,243,768
TOTAL INVESTMENTS 113.45% (Cost $15,258,855)				$15,575,805
Liabilities In Excess Of Other Assets (-13.45%)				(1,847,118)
NET ASSETS (100.00%)				$13,728,687

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Fair value of this security was determined using significant, unobservable inputs and was determined in good faith under the procedures approved by the Fund's Board of Trustees.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $6,992,007, which represented approximately 50.93% of net assets as of December 31, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(d)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are based on rates that existed as of December 31, 2020.
(e)	Zero coupon bond.

We do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of December 31, 2020 was 0.14%
3M US L - 3 Month LIBOR as of December 31, 2020 was 0.24%

See Notes to Quarterly Schedule of Investments.

Note 1 — Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a recently organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”).The Fund’s investments in Real Assets will consist of (1) direct real estate that will be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”) managed by the CIM Sub-Adviser, (2) publicly traded REITs and nonaffiliated private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets that may be held through a REIT Subsidiary. The Fund’s investments in Real Assets will consist of real assets in densely populated qualified communities throughout the United States.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment subadviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the

Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 of Class I Common Shares (the “Class I Shares”) of beneficial interest at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares (the “Class L Shares”) at a price of $25.00 per share. Further, on January 28, 2020, an affiliate of the Adviser purchased 156,607.109 Class I shares at $25.63 per share. The Adviser and its affiliates own shares in the Fund representing 38% and 48% of the NAV as of December 31, 2020 and January 31, 2021, respectively.

1 (CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. I -33630 (Sep. 23, 2019) (notice))

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Income Taxes

For U.S. federal income tax purposes, the Fund intends to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. No provision for U.S. federal income taxes has been made. The Fund intends to file U.S. federal, state, and local tax returns as required.

Fair Value Measurements — In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –

Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –

Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices or identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that (are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Company’s assumptions about the pricing of an asset or liability.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$5,606,109	$2,977,689	$8,583,798
Collateralized Loan Obligations Debt	–	5,553,239	–	5,553,239
Collateralized Loan Obligations Equity	–	–	195,000	195,000
Commercial Mortgage-Backed Securities	–	403,343	840,425	1,243,768
Total	$–	$11,562,691	$4,013,114	$15,575,805

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2020	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Balance as of December 31, 2020	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2020
Commercial Mortgage-Backed Securities	$813,584	$12,296	$-	$(337)	$16,249	$-	$(1,367)	$-	$840,425	$16,249
Collateralized Loan Obligations Equity	-	-	-	-	-	195,000	-	-	195,000	-
Bank Loans	-	115	-	71	12,305	1,981,250	(13,615)	997,563	2,977,689	20,816
	$813,584	$12,411	$-	$(266)	$28,554	$2,176,250	$(14,982)	$997,563	$4,013,114	$37,065

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2020:

				Range
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(a)	Minimum	Maximum	Weighted Average
Bank Loans	$199,500	Third Party Pricing Service	Broker Quote	99.63	100.38	100.00
Bank Loans	199,249	Third Party Pricing Service	Broker Quote	99.75	100.50	100.13
Bank Loans	300,687	Third Party Pricing Service	Broker Quote	99.83	100.63	100.23
Bank Loans	298,127	Third Party Pricing Service	Broker Quote	99.17	100.08	99.63
Bank Loans	251,563	Third Party Pricing Service	Broker Quote	100.38	100.88	100.63
Bank Loans	249,373	Third Party Pricing Service	Broker Quote	100.67	101.58	101.13
Bank Loans	987,940	Third Party Pricing Service	Broker Quote	99.75	100.44	100.09
Collateralized Loan Obligations Equity	195,000	Third Party Pricing Service	Broker Quote	N/A	N/A	N/A
Collateralized Mortgage-Backed Securities	247,685	Discounted Cash Flow	Discount Rate	8.16%	9.16%	8.66%
Collateralized Mortgage-Backed Securities	592,740	Discounted Cash Flow	Discount Rate	18.80%	19.80%	19.30%
Senior Secured Loan	491,250	Third Party Pricing Service	Broker Quote	N/A	N/A	N/A
Total	$4,013,114